SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

October 10, 2003

(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-29288	06-0868496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, New York, New York		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 218-7910

Item 9.                    Regulation FD Disclosure

Registrant’s October 10, 2003 Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.  This disclosure is being furnished under requirements of Item 12.

Exhibit 99.1:  Registrant’s October 10, 2003 Press Release (attached hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and Secretary

Dated: October 10, 2003